Commitments and contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
17. Commitments and contingencies

(A) Leases commitments

The Company leases certain office premises and buildings under non-cancelable leases. Rental expenses under operating leases for 2016, 2017 and 2018 were $619,262, $585,375, and $672,601, respectively.

As of December 31, 2018, future minimum lease payments under non-cancelable operating leases agreements were as follows:

2019	$709,029
2020	715,253
2021	647,190

$2,071,472

(B) Legal matters

The Company is a party to legal matters and claims that are normal in the course of its operations. While the Company believes that the ultimate outcome of these matters will not have a material adverse effect on its financial position, results of operations and cash flows, the outcome of these matters is not determinable with certainty and negative outcomes may adversely affect the Company.